Fair Value Disclosures	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Disclosures

5.  FAIR VALUE DISCLOSURES

The following methods, assumptions and valuation techniques were used to estimate the fair value of the partnership’s financial instruments:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities the partnership can access at the measurement date.

Level 2 – directly or indirectly observable inputs such, as quoted prices for similar assets or liabilities in active markets other than quoted prices included within Level 1, quoted prices for identical or similar assets in markets that are not active, and other inputs that are observable or can be substantially corroborated by observable market data through correlation or other means.

Level 3 – unobservable inputs that are supported by little or no market activity and comprise a significant component of the fair value of the assets or liabilities. The partnership currently does not have any recurring Level 3 financial instruments.

The carrying amounts of financial assets and liabilities with maturities of less than one year, including accounts receivable, cash and cash equivalents and accounts payable, approximate fair value due to the short period to maturity.

The partnership uses market interest rates to measure the fair value of its long‑term debt and adjusts those rates for all necessary risks, including its own credit risk. At December 31, 2015 and 2014, the carrying amount of debt approximated fair value.